Supplement dated March 14, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2014

(as supplemented on March 7, 2014)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE

Sub-Advisor: BlackRock Financial Management, Inc.
In the Other Accounts Managed table, delete the information regarding Brian Weinstein and substitute:

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Gargi Chaudhuri: Inflation Protection Fund *	0	$0	0	$0
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
* Information as of October 31, 2013.

Under Compensation, delete the information under Discretionary Incentive Compensation and substitute:

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Barclays Capital US TIPS Index), certain customized indices and certain fund industry peer groups.

In the Ownership of Securities table, delete the information regarding Brian Weinstein and substitute:

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Gargi Chaudhuri	Inflation Protection Fund	None

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